Dear TrendStar Small-Cap Fund Shareholder:

     Attached are materials relating to a Special Meeting of Shareholders of the TrendStar Small-Cap Fund, which is scheduled to be held on June 26, 2009 in the 3rd Floor Conference Room at UMB Bank, N.A., 1010 Grand Boulevard in Kansas City, Missouri. The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Plan”) under which the TrendStar Small-Cap Fund would be reorganized into a newly formed mutual fund within the UMB Scout Funds family called the UMB Scout TrendStar Small Cap Fund (the “Scout Fund”).

     The reorganization is proposed because TrendStar Advisors, LLC (“TrendStar”) has entered into an agreement to sell its mutual fund advisory business to Scout Investment Advisors, Inc., an indirect subsidiary of UMB Financial Corporation. The TrendStar portfolio managers, myself and James McBride, will join Scout Investment Advisors, Inc. and will continue to manage the TrendStar Small-Cap Fund’s portfolio of investments after the fund is reorganized into the Scout Fund. The Scout Fund will be managed according to the same TrendStar investment philosophy and pursuant to an investment objective and principal investment strategies that are substantially identical to those of the TrendStar Small-Cap Fund.

     Under the Plan, the TrendStar Small-Cap Fund will transfer its assets and liabilities to the Scout Fund in exchange for shares of the Scout Fund, and those shares will be distributed to the TrendStar Small-Cap Fund’s shareholders. The total value of TrendStar Small-Cap Fund shares you held immediately before the reorganization will be equal to the total value of the Scout Fund shares that you receive in reorganization. If approved, upon completion of the reorganization, you will become a Scout Fund shareholder. Details of the proposal are included in the attached Proxy Statement/Prospectus. The costs of the reorganization will be borne by Scout Investment Advisors, Inc. The reorganization is expected to be tax-free for federal income tax purposes.

     The proposal has been carefully reviewed by the Board of Trustees of TrendStar Investment Trust. The Board believes that the reorganization is in the best interests of TrendStar Small-Cap Fund shareholders and unanimously recommends that you vote FOR the proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. You can vote by mail, telephone, or through the Internet (instructions within and on Proxy Card). Your vote is extremely important, no matter how large or small your holdings may be. If you have any questions before you vote, please call our proxy agent, The Altman Group, toll-free at (866) 796-7178. The Altman Group’s proxy solicitation agents may call to ask you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

Thomas W. Laming

Thomas W. Laming, President,
TrendStar Investment Trust

TrendStar Investment Trust
7300 College Blvd. Suite 308
Overland Park, KS 66210
(888) 747-4872

Notice of Special Meeting of Shareholders
of the TrendStar Small-Cap Fund

Dear Shareholder:

     Notice is hereby given that a Special Meeting of Shareholders of the TrendStar Small-Cap Fund (the “TrendStar Fund”) series of TrendStar Investment Trust (the “TrendStar Trust”), will be held on June 26, 2009 at 9:00 a.m., Central Time, at UMB Bank, N.A., 1010 Grand Boulevard, 3rd Floor, Conference Room 5, Kansas City, Missouri, 64108, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) which provides for: (a) the transfer of the assets and stated liabilities of the TrendStar Fund to the UMB Scout TrendStar Small Cap Fund (the “Scout Fund”) series of UMB Scout Funds, in exchange for shares of the Scout Fund, and (b) the distribution of the Scout Fund shares pro rata by the TrendStar Fund to its shareholders, in complete liquidation of the TrendStar Fund; and
2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The enclosed materials provide additional information about the proposal. Shareholders of record of the TrendStar Fund as of the close of business on April 27, 2009 are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Whether or not you plan to attend the Special Meeting in person, please vote your shares.

     The enclosed Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Combined Proxy Statement/Prospectus.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

     The Board of Trustees of the TrendStar Trust unanimously recommends that you vote in favor of the Proposal.

                                                                    By Order of the Board of Trustees of the TrendStar Trust,

Thomas W. Laming

                                                                                                                                                  Thomas W. Laming
                                                                                                                                                  President
                                                                                                                                                  TrendStar Investment Trust

May 19, 2009

Your vote is important. In order to avoid the expense of additional solicitations, we urge you to complete, sign, date and return the enclosed proxy card(s) or voting instruction form as soon as possible. For your convenience, the enclosed addressed envelope requires no postage.

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TrendStar Investment Trust
May 19, 2009

Questions and Answers

For Shareholders of the TrendStar Small-Cap Fund:

     The following questions and answers provide an overview of the proposal to reorganize the TrendStar Small-Cap Fund (the “TrendStar Fund”) series of TrendStar Investment Trust (the “TrendStar Trust”) into the UMB Scout TrendStar Small Cap Fund (the “Scout Fund”) series of UMB Scout Funds. We encourage you also to read the full text of the enclosed Combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”).

Q:	What are the shareholders of the TrendStar Fund being asked to vote upon?
A:

Shareholders of the TrendStar Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) under which the TrendStar Fund would be reorganized into the Scout Fund (the “Reorganization”). If approved, shareholders of the TrendStar Fund will become shareholders of the Scout Fund.

Q:	How do I vote my shares?
A:	You may vote your shares through the Internet, by telephone, or by completing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. Your vote is extremely important, no matter how large or small your holdings may be.

          By Internet: Log on to www.proxyonline.com. Make sure to have the Proxy Card available when you plan to vote your shares. You will need the control number found in the box on the Proxy Card at the time you execute your vote.

         By Phone: Dial toll-free 1-866-628-8859 and follow the automated instructions. Please have the Proxy Card available at the time of the call.

        By Mail: Check the appropriate boxes on the Proxy Card, sign and date the Proxy Card, and return it promptly in the enclosed postage-paid envelope.

If you have any questions before you vote, please call The Altman Group, the TrendStar Trust’s proxy agent, toll-free at (866) 796-7178.

Q:	Why is the TrendStar Board recommending the Reorganization of the TrendStar Fund into the Scout Fund?
A:	TrendStar Advisors, LLC (“TrendStar”) has entered into an agreement to sell its investment advisory business to subsidiaries of UMB Financial Corporation. Tom Laming and James McBride, principals of TrendStar and the portfolio managers of the TrendStar Fund, will join Scout Investment Advisors, Inc. (“SIA”) and will continue to manage the fund’s portfolio after it is reorganized into the Scout Fund and becomes part of the UMB Scout Funds family of funds. The sale of TrendStar’s mutual fund advisory business will only be completed if shareholders of the TrendStar Fund approve the proposed Reorganization into the Scout Fund.

           By joining SIA, the TrendStar investment team will gain additional resources and will provide TrendStar Fund shareholders with the opportunity to become part of a larger fund group with the ability to exchange among a diverse group of mutual funds. The Board of Trustees of the TrendStar Trust reviewed and considered, with the assistance of independent legal counsel, the Plan and a number of factors relating to SIA and the UMB Scout Funds, including comparative fees, expenses and services to be provided to the Scout Fund. The TrendStar Board determined that the Reorganization of the TrendStar Fund into the Scout Fund is in the best interest of the shareholders of the TrendStar Fund and that no dilution of value would result to the TrendStar Fund’s shareholders from the Reorganization. The TrendStar Board unanimously recommends that shareholders of the TrendStar Fund vote to approve the Plan.

Q:	What is the anticipated timing of the Reorganization?
A:

The Special Meeting of shareholders of the TrendStar Fund to consider the Reorganization proposal is scheduled to occur on June 26, 2009. If all necessary approvals are obtained, the proposed Reorganization will likely take place on June 30, 2009.

Q:	Who will receive the Proxy Statement/Prospectus?
A:

The Proxy Statement/Prospectus has been mailed to all persons and entities that held shares of record in the TrendStar Fund on April 27, 2009. Please note that, in some cases, record ownership of and/or voting authority over TrendStar Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the Proxy Statement/Prospectus.

Q:	How is the TrendStar Fund proposed to be reorganized?
A:	The Plan for the TrendStar Fund that was approved by the TrendStar Trust’s Board of Trustees contemplates the Reorganization of the TrendStar Fund into the Scout Fund, which has an investment objective and principal investment strategies that are substantially identical to those of the TrendStar Fund. The Plan contemplates that the assets and stated liabilities of the TrendStar Fund will be transferred to the Scout Fund in exchange for shares of the Scout Fund. The TrendStar Fund will distribute the shares of the Scout Fund pro rata to the TrendStar Fund’s shareholders. As a result of the Reorganization, each owner of shares of the TrendStar Fund will

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become the owner of shares of the Scout Fund having a total net asset value equal to the total net asset value of his or her holdings in the TrendStar Fund prior to the Reorganization.

Q:	What shares will I receive in the Reorganization?
A:	Shareholders of the TrendStar Fund will receive shares of the Scout Fund. If the Reorganization is approved by shareholders, TrendStar Fund shareholders who do not wish to have their shares exchanged for shares of the Scout Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for the shares, unless you are a tax-exempt investor.

Q:	What are the costs and federal tax implications to shareholders in connection with the proposed Reorganization?
A:	All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Plan will be borne by SIA.

          The Scout Fund is no-load and does not impose any sales charges and therefore, no charge will be imposed on the shares of the Scout Fund issued to you in the Reorganization. This means that the aggregate value of Scout Fund shares issued to you will be equal to the aggregate value of the TrendStar Fund shares that you own immediately prior to the Reorganization. In addition, the Reorganization is intended to be tax-free under federal tax law. However, immediately prior to the Reorganization, the TrendStar Fund will declare and pay a final distribution to its shareholders of all of its investment company taxable income (and net tax-exempt income, if any) for taxable years ending on or before the effective time of the Reorganization and all of its net capital gain, if any, recognized in those years. The sale of securities by the TrendStar Fund prior to the Reorganization in the ordinary course of business could increase the amount of the final distribution it makes before the Reorganization.

Q:	Are there any significant differences between the investment objectives and policies of the TrendStar Fund and the Scout Fund?
A:	The Scout Fund’s investment objective and principal investment strategies are substantially identical to those of the TrendStar Fund. There are minor differences in the language of certain investment policies and restrictions which are described in the Proxy Statement/Prospectus, but which are generally due to differences in language used by the two fund groups. The Scout Fund is a new fund without assets or liabilities that has been created for the purpose of acquiring the assets and liabilities of the TrendStar Fund and effectively continuing the operation of the TrendStar Fund. Any differences in investment policies and restrictions are described in the Proxy Statement/Prospectus.

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Q:	Are there any significant differences between the sales charges, redemption fees or annual fund operating expenses of the TrendStar Fund and the Scout Fund?
A:	The annual fund operating expenses of the Scout Fund will be 0.10% lower than the TrendStar Fund’s expenses at least through October 2011 as a result of an expense limitation commitment by SIA. After that date, SIA and the Scout Fund’s Board of Trustees may agree to continue or modify the expense limitation agreement. Neither fund imposes any sales charges or Rule 12b-1 fees. Each fund charges a 2.00% fee on redemptions within a short time of purchase to protect shareholders against market timing, with the TrendStar Fund’s redemption fee charged on redemptions within 7 days of a purchase and the Scout Fund's redemption fee charged within 60 days of a purchase (consistent with other Scout Fund redemption fees). The Scout Fund’s annual investment advisory fee is 0.05% higher than the maximum annual advisory fee for the TrendStar Fund. However, TrendStar also charges a maximum annual administration fee to the TrendStar Fund of 0.70%, while SIA does not charge such a fee. Instead, the Scout Fund pays non-advisory costs directly as they are incurred. For more information, see “SUMMARY –What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?”

Q:	Will there be any changes in investment advisors?
A:	Since 2003, TrendStar has been serving as investment advisor to the TrendStar Fund and providing portfolio management for your TrendStar Fund. The portfolio managers who provide day-to-day portfolio management to the TrendStar Fund will continue after the reorganization to provide day-to-day portfolio management for the Scout Fund.

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PROXY STATEMENT/PROSPECTUS

May 19, 2009

Acquisition of the assets and stated liabilities of

     TrendStar Small-Cap Fund,
a series of TrendStar Investment Trust

7300 College Blvd. Suite 308
Overland Park, KS 66210
(888) 747-4872

By and in exchange for shares of

UMB Scout TrendStar Small Cap Fund,
a series of UMB Scout Funds

1010 Grand Boulevard
Kansas City, MO 64106
(800) 996-2862

     This Combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a Special Meeting of Shareholders (the “Special Meeting”) relating to the TrendStar Small-Cap Fund (the “TrendStar Fund”) series of TrendStar Investment Trust (the “TrendStar Trust”). The Special Meeting has been called by the Board of Trustees of the TrendStar Trust (the “TrendStar Board”) to vote on the approval (the “Proposal”) of the Agreement and Plan of Reorganization (the “Plan”) (as more fully described below) between the TrendStar Trust and UMB Scout Funds. Under the Plan, the TrendStar Fund will transfer all of its assets and stated liabilities to the newly organized UMB Scout TrendStar Small Cap Fund (the “Scout Fund” and collectively with the TrendStar Fund, the “Funds”) in exchange for shares of the Scout Fund. The Scout Fund shares issued to the TrendStar Fund will then be distributed, pro rata to the shareholders of the TrendStar Fund.

     The Special Meeting is scheduled for June 26, 2009 at 9:00 a.m., Central Time, at UMB Bank, N.A., 1010 Grand Boulevard, 3rd Floor, Conference Room 5, Kansas City, Missouri, 64108. The TrendStar Board, on behalf of the TrendStar Fund, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to shareholders on or about May 26, 2009.

     This Proxy Statement/Prospectus gives you information about your investment in the TrendStar Fund, about the Scout Fund and about other matters that you should know before voting and investing. You should retain this Proxy Statement/Prospectus for future reference. A Statement of Additional Information (“SAI”), dated May 19, 2009, relating to this Proxy Statement/Prospectus, containing more information about the TrendStar Fund, the Scout Fund and the proposed transaction, has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference.

     The Prospectus of the Scout Fund dated May 19, 2009, accompanying this Proxy Statement/Prospectus, is incorporated herein by reference and is considered a part of this Proxy Statement Prospectus. The Scout Fund’s Prospectus is intended to provide you with additional information about the Scout Fund. The Scout Fund is newly organized and currently has no assets or liabilities. The Scout Fund has been created in connection with the Plan for the purpose of acquiring the assets and liabilities of the TrendStar Fund and will not commence operations until the date of the Reorganization. The Scout Fund does not have any annual or semi-annual reports to date.

     You can request a free copy of the SAI relating to this Proxy Statement/Prospectus or the Scout Fund’s Prospectus by calling (800) 996-2862, by e-mailing scoutfund@umb.com, by visiting umbscoutfunds.com, or by writing to UMB Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241.

     Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

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TABLE OF CONTENTS

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN
OF REORGANIZATION	1
SUMMARY	1
What is the purpose of the Proposal?	1
What are the general tax consequences of the Reorganization?	2
How do the investment objectives, investment strategies and
investment restrictions of the TrendStar Fund and
the Scout Fund compare?	2
What are the principal risks associated with investments in the Funds?	7
What are the fees and expenses of each Fund and what can
I expect them to be after the Reorganization?	9
How do the Dividends, Distributions, Purchase, Redemption
and Exchange Policies of the TrendStar Fund and
Scout Fund Compare?	11
Where can I find more financial information about the Funds?	12
REASONS FOR THE REORGANIZATION	13
INFORMATION ABOUT THE REORGANIZATION AND THE PLAN	15
How will the Reorganization be carried out?	15
Who will pay the expenses of the Reorganization?	16
What are the federal income tax consequences of the Reorganization?	16
What should I know about shares of the Scout Fund?	18
What are the capitalizations of the Funds and what might the
capitalization be after the Reorganization?	18
COMPARISON OF TRENDSTAR FUND AND SCOUT FUND	19
Who Manages the Funds?	19
Who are the other service providers of the Funds?	21
COMPARISON OF THE FUNDS' CHARTER DOCUMENTS	23
MORE INFORMATION ABOUT THE FUNDS	24
VOTING INFORMATION	25
How will shareholder voting be handled?	25
How do I ensure my vote is accurately recorded?	26
May I revoke my proxy?	26
What other matters will be voted upon at the Special Meeting?	26

What other solicitations will be made?	26
Who will pay the expenses of the Proposal?	27
How do I submit a shareholder proposal?	27
PRINCIPAL HOLDERS OF SHARES	28
EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B - FORM OF PROXY CARD	B-1

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

     Shareholders of the TrendStar Fund are being asked to consider and approve the Plan. The Plan provides for: (i) the acquisition by the UMB Scout Funds on behalf of the Scout Fund of all of the assets and stated liabilities reflected in a statement of assets and liabilities to be provided at the Closing Date (as defined below) (the “Stated Assets and Liabilities”) of the TrendStar Fund in exchange for shares of the Scout Fund; (ii) the pro rata distribution of shares of the Scout Fund by the TrendStar Fund to shareholders of the TrendStar Fund; and (iii) the liquidation of the TrendStar Fund. If the shareholders of the TrendStar Fund vote to approve the Plan, as a shareholder of the TrendStar Fund, you will receive Scout Fund shares equal in total value to your investment in the TrendStar Fund. If approved, the Plan will have the effect of reorganizing the TrendStar Fund with and into the Scout Fund. The Scout Fund’s investment objective, principal investment strategies and portfolio management are substantially identical to those of the TrendStar Fund, as set forth below. As a TrendStar Fund shareholder, you will become a shareholder of the Scout Fund.

SUMMARY

     This is only a summary of certain information contained in the Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A), and the information contained in the Scout Fund’s Prospectus that accompanies this Proxy Statement/Prospectus. The form of Proxy Card is attached as Exhibit B.

What is the purpose of the Proposal?

     The TrendStar Board approved the Plan and unanimously recommends that shareholders of the TrendStar Fund approve the Plan. If shareholders of the TrendStar Fund approve the Plan, all of the TrendStar Fund’s Stated Assets and Liabilities will be transferred to the Scout Fund in exchange for shares of the Scout Fund. The shares of the Scout Fund received will be equal in value to the net assets transferred from the TrendStar Fund. The Scout Fund shares will then be distributed pro rata to the TrendStar Fund’s shareholders and the TrendStar Fund will be liquidated. The proposed reorganization for the TrendStar Fund is referred to in this Proxy Statement/Prospectus as the “Reorganization.”

     The Reorganization, if approved for the TrendStar Fund, will result in shares of the TrendStar Fund being exchanged for Scout Fund shares equal in value. This means that you will cease to be a shareholder of the TrendStar Fund and will become a shareholder of the Scout Fund. This exchange will occur on a date agreed to by the parties to the Plan (hereafter, the “Closing Date”), which is currently expected to be on June 30, 2009.

     For the reasons set forth below under “Reasons for the Reorganization,” the TrendStar Board and the Board of Trustees of the UMB Scout Funds (the “Scout Board” and collectively with the TrendStar Board, the “Boards”) have concluded that the Reorganization is in the best interests of the shareholders of the TrendStar Fund and the Scout Fund, respectively. The TrendStar Board has also concluded that no dilution in value would result to the shareholders of the TrendStar Fund as a result of the Reorganization. (The Scout Fund has been newly organized in connection with the Reorganization and has no shareholders).

What are the general tax consequences of the Reorganization?

     It is expected that shareholders of the TrendStar Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the TrendStar Fund for shares of the Scout Fund pursuant to the Reorganization. As a condition to the closing of the Reorganization, the TrendStar Trust and the UMB Scout Funds will receive an opinion from Stradley Ronon Stevens & Young, LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

     You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For further information about the federal income tax consequences of the Reorganization, see “INFORMATION ABOUT THE REORGANIZATION AND THE PLAN – What are the federal income tax consequences of the Reorganization?”

How do the investment objectives, investment strategies and investment restrictions of the TrendStar Fund and the Scout Fund compare?

     The Scout Fund’s investment objective, principal investment strategies and portfolio management are substantially identical to those of the TrendStar Fund. The Scout Fund is a newly organized fund that has been created for the sole purpose of the Reorganization, and will effectively continue the investment operations of the TrendStar Fund. Differences described herein in the description of the investment objectives and policies of the two Funds are largely due to modifications made to ensure the description of the TrendStar Fund policies are consistent with the way similar investment policies are described for other funds within the UMB Scout Funds family. Additional information concerning the investment objectives, investment strategies, and investment restrictions of the Funds are included in (1) the TrendStar Fund’s Prospectus dated January 28, 2009, which is incorporated by reference herein; (2) the SAI relating to the TrendStar Fund’s Prospectus dated January 28, 2009, which is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus, (3) the Scout Fund’s Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein, (4) the SAI relating to the Scout Fund’s Prospectus dated May 19, 2009, which is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

Investment Objectives

     The investment objective of both Funds is to achieve long-term growth of capital. The TrendStar prospectus indicates that income is a secondary consideration for the Fund, which is also true for the Scout Fund, although it is not specifically stated.

     The Scout Fund’s investment objective is non-fundamental, which means that it may be changed without prior shareholder approval. In the event that the Scout Board approves a change in the Scout Fund’s objective, the Scout Board will notify shareholders before the change becomes effective. The investment objective for the TrendStar Fund is fundamental and may not be changed without the prior approval of shareholders.

Principal Investment Strategies

     The principal investment strategy of the Scout Fund is substantially identical to the investment strategy for the TrendStar Fund. The Funds each pursue their investment objective of long-term growth of capital by investing primarily in common stocks of small capitalization companies. Under normal circumstances, at least 80% of each Fund’s net assets will be invested in common stocks of U.S. small capitalization companies. The Funds define small capitalization companies as those with market capitalization within or below the market capitalization ranges of companies included in the S&P Small Cap 600 Index or the Russell 2000 Index within the previous three years of purchase. As of December 31, 2008, the S&P Small Cap 600 Index included companies with market capitalizations ranging from $15 million to $2.3 billion, and the Russell 2000 Index included companies with market capitalizations ranging from $7 million to $3.3 billion. You should be aware that the market capitalization ranges for these indices are not fixed and may change from time to time.

     In selecting the securities for each Fund, the investment advisor researches and identifies long-term industry, demographic, technological and other trends that it believes are likely to generate superior company growth prospects. The advisor then identifies a universe of companies that it expects to benefit most from the identified long-term trends. The companies within this universe are analyzed using a “bottom-up” fundamental approach that emphasizes company and industry profit margin structure, management effectiveness and overall industry competitiveness. The advisor makes its final selections by utilizing a valuation methodology that estimates individual stock value by considering a wide variety of factors, including but not limited to company profitability, rate of company growth and balance sheet quality.

     Mutual funds generally emphasize either “growth” or “value” styles of investing. Growth funds seek to invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price. Value funds invest in companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects, such as low P/E (price-to-earnings) and P/S (price-to-sales) ratios. Value funds appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. The Funds seek to invest in both “growth” and “value” companies without favoring either investment approach.

     The equity securities in which each Fund invests include common stocks, preferred stocks, securities convertible or exchangeable into common stocks, and Real Estate Investment Trusts (“REITs”). Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Each Fund may invest up to 20% of the Fund’s assets in REITs, which are companies that invest primarily in income producing real estate or real estate related loans or interests. Each Fund may also invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.

     The Funds will invest primarily in securities of U.S. companies, but may invest up to 10% of their portfolios in foreign companies, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.

     In addition, each Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Funds attempt to respond to adverse market, economic, political or other conditions by investing up to 100% of their assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Funds will not be able to pursue their investment objectives and, instead, will focus on preserving your investment.

     The Funds differ in their method of listing of permissible secondary investment options. The Scout Fund incorporates all of the permissible secondary investment options that are listed by the TrendStar Fund; however, the Scout Fund also states that it may purchase exchange-traded funds, warrants and rights, and may engage in securities lending transactions. The Scout Fund has included these additional permissible investments in order to ensure consistency with the other series in the UMB Scout Funds family of funds, and these additions should have minimal impact on the overall investment strategy of the Scout Fund.

     The Funds’ descriptions of their investment strategies and risks differ slightly only because the Scout Fund disclosure has been conformed to the disclosure regarding similar strategies and risks used within the UMB Scout Funds joint prospectus and Statement of Additional Information.

Investment Restrictions

     The Scout Fund has adopted similar fundamental investment restrictions to the TrendStar Fund; the Funds also have identical non-fundamental investment restrictions. Each Fund may not change any of its fundamental investment restrictions without a vote of its shareholders.

     Fundamental Investment Restrictions. This section briefly compares and contrasts certain fundamental investment restrictions of the Scout Fund with the TrendStar Fund. Unless otherwise indicated, the restrictions discussed below are fundamental policies of the Scout Fund and/or TrendStar Fund. This means that the policy cannot be changed without the approval of shareholders. Investment restrictions that are non-fundamental may be changed for the Funds by their respective Boards.

     Diversification. Each Fund is classified under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified” fund. The Scout Fund will not change its classification under the 1940 Act from “diversified” to “non-diversified” without shareholder approval. Under the 1940 Act, a diversified fund, other than a Money Market Fund, is one that does not: (1) as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund’s total assets, or (b) the fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

     The TrendStar Fund has a comparable policy stating that it will not, as to 75% of its total assets, purchase the securities of an issuer if as a result, (a) more than 5% of the value of the TrendStar Fund’s assets (valued at the time of purchase) would be invested in the securities of that issuer or (b) securities of any one issuer will represent more than 10% of the voting securities of the issuer.

     Borrowing and Issuing Senior Securities. The Scout Fund will not borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit. The Scout Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, the Scout Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Scout Fund’s other assets. The effect of this provision is to allow the Scout Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).

     The TrendStar Fund has a comparable policy that it will not borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the TrendStar Fund’s assets at the time of borrowing. The TrendStar Fund also has a policy that it may not issue senior securities.

     Underwriting. The Scout Fund will not underwrite the securities of other issuers, except that the Scout Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

     The TrendStar Fund will not underwrite the distribution of securities of other issuers.

     Real Estate. The Scout Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Scout Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     The TrendStar Fund has a comparable policy that is will not purchase or sell real estate, real estate loans, or real estate limited partnerships; although each Fund may invest in marketable securities of companies that invest in real estate or interest in real estate.

     Lending. The Scout Fund will not make loans, provided that this restriction does not prevent the Scout Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

     The TrendStar Fund also will not lend money, but this restriction shall not prevent the TrendStar Fund from investing in debt securities or repurchase agreements, or lend its portfolio.

     Industry Concentration. The Scout Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). The following sentence is intended to describe the current definition of concentration and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. Currently, to avoid concentration of investments, a Fund may not invest 25% or more of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

     The TrendStar Fund has a comparable policy that it will not, under normal circumstances, invest 25% or more of its total assets in a single industry or group of industries.

     Commodities. The Scout Fund will not purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Scout Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     The TrendStar Fund has a policy that it will not invest in commodities or commodities futures or options contracts.

     Fundamental Investment Restrictions Adopted by the TrendStar Small-Cap Fund Only. The following fundamental investment restrictions apply to the TrendStar Fund, but do not apply to the Scout Fund. The TrendStar Fund may not:

     (1) invest in companies for the purpose of management or the exercise of control; and

     (2) invest in oil, gas, or other mineral exploration or development programs; although the TrendStar Fund may invest in marketable securities of companies engaged in oil, gas, or mineral exploration.

     The TrendStar Fund's additional fundamental investment restrictions were required by law when the TrendStar Fund was first organized, but the legal requirements have since been eliminated. The Scout Fund's modernized investment restrictions allow for simplified investor review and Scout Fund operations and oversight.

     Non-Fundamental Investment Restrictions. In addition to the fundamental policies listed above, the Funds also have the following identical non-fundamental investment restrictions, which may be changed by each Fund’s Board without shareholder approval. The Funds may not:

     (1) make margin purchases;

     (2) invest more than 15% of their net assets (valued at time of investment) in securities that are not readily marketable; or

     (3) acquire securities of other investment companies except as permitted by the 1940 Act.

If more than 15% of the Scout Fund’s net assets are invested in securities that are not readily marketable, there will be an orderly disposition of those securities in order to get below the threshold.

What are the principal risks associated with investments in the Funds?

     The principal risks of investment provided by the Funds are almost identical. Because the Scout Fund and the TrendStar Fund have virtually identical investment strategies, any differences in the principal risks disclosed in the two funds’ Prospectuses are almost exclusively due to modifications made by the Scout Fund to accomplish formatting consistency with the other Series offered by the UMB Scout Funds. Additional information concerning the risks associated with investment in the Funds is included in their respective Prospectus, which are incorporated herein, and SAI, which are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

     Like all investments, an investment in either Fund involves risk. As with any mutual fund, there is a risk that you could lose money by investing in either Fund. The following provides an overview of the principal risks of the Funds:

     Market Risks. Each Fund normally invests in equity securities. Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably. When the value of each Fund’s equity securities goes down, your investment in that Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole. At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks. Because of this, each Fund will perform better or worse than other types of funds depending on what is in favor, and the value of that Fund may go down.

     Value Investing Risks. Each Fund can utilize a value bias in choosing the securities for that Fund’s portfolio. A value stock is one that trades at an attractive price relative to the company’s intrinsic value. A value stock may not increase in price as anticipated by that Fund’s investment advisor if other investors fail to recognize the company’s value or the factors that the investment advisor believes will increase the price of the security do not occur.

     Growth Investing Risks. Each Fund can utilize a “growth investing style” in choosing securities for that Fund’s portfolios. A growth stock is stock of a company which is growing earnings and/or revenue faster than its industry or the overall market. A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may go in and out of favor. At times when the growth investing style used is out of favor, each Fund may underperform other equity funds that use different investing styles.

     Small Cap Company Risks. Each Fund invests primarily in small cap companies. Generally, small cap companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. Small cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of small cap companies are generally more volatile than the securities of larger, more established companies. Investments in each Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

     Small cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if each Fund wants to sell a large quantity of small cap company stock, it may have to sell at a lower price than that Fund’s investment advisor might prefer, or it may have to sell in small quantities over a period of time. While these risks cannot be eliminated, the each Fund’s investment advisor tries to minimize risk by diversifying its respective Fund’s investments across different companies and economic sectors.

     Real Estate Investment Trust Risks. The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.

     International Investing Risks. International investing poses additional risks. If a security owned by a Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the United States dollar and cause a loss to the Fund. International markets may be subject to political instability, which may make foreign investments more volatile than investments in domestic markets. International markets are not always as liquid as in the United

States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies, and therefore, information about the foreign companies may not be readily available.

What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?

     The Fee Tables and Expense Examples below show the comparative fees and expenses of the funds and the expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). Neither fund imposes any sales charges or Rule 12b-1 fees. Each fund charges a 2.00% fee on redemptions within a short time of purchase to protect shareholders against market timing, with the TrendStar Fund’s redemption fee charged on redemptions within 7 days of a purchase and the Scout Fund's redemption fee charged within 60 days of a purchase (consistent with other Scout Fund redemption fees).

     Both Funds pay their investment advisor an investment advisory fee for providing investment advisory services. The Scout Fund’s annual investment advisory fee of 0.75% is 0.05% higher than the maximum annual advisory fee for the TrendStar Fund.

     With regard to non-advisory fees, the TrendStar Fund operates under a unified fee structure whereby the TrendStar Fund pays TrendStar an annual administration fee of 0.70% and, in exchange, TrendStar either provides or obtains and pays for essentially all other services required by the TrendStar Fund. In contrast, the Scout Fund operates under an unbundled fee structure whereby the Scout Fund pays no administration fee to SIA and, instead, pays its operational and administration expenses directly. For both funds, these operational expenses include the costs of fund accounting, fund administration, transfer agency, and custody services, and the expenses of outside counsel, independent auditors, printing and SEC registration fees. The “Other Expenses” figure in the Fee Table shown for the Scout Fund reflects all estimated operating expenses other than advisory fees, and the expenses appear relatively high as a percentage due to the current asset size of the TrendStar Fund’s portfolio. The Fee Table for the TrendStar Fund reflects non-advisory operating expenses within the Administration Fee and any operating expenses above that amount are the responsibility of TrendStar and are not reflected in the Fee Table. This difference between the unified and unbundled fee structure of the funds accounts for the significant difference in the operating expenses before the application of the expense limitation arrangements.

     The following tables: (1) compare the fees and expenses for the TrendStar Fund and the Scout Fund based on actual expenses of the TrendStar Fund for a recent twelve month period and estimated expenses for the Scout Fund (which is a new fund created for the purpose of this Reorganization that will not commence operations until the consummation of the Reorganization) and (2) show the estimated fees and expenses for the Scout Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables enable you to compare and contrast the expense levels for the TrendStar Fund and the Scout Fund and obtain a general idea of what the expense levels will be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the funds. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

     The TrendStar Fund’s expenses are based on actual expenses for the twelve months ended September 30, 2008. The Scout Fund’s expenses are based on anticipated fees and expenses during its first year of operation. Upon consummation of the Reorganization, the Scout Fund will adopt the financial statements of the TrendStar Fund.

Fee Tables for the TrendStar Small-Cap Fund and the UMB Scout TrendStar Small Cap Fund

Shareholder Fees	TrendStar	UMB Scout	Pro Forma –
(fees paid directly from your investment)	Small-Cap	TrendStar	UMB Scout
	Fund	Small Cap	TrendStar
		Fund	Small Cap
Fund after
Reorganization
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends	None	None	None
Redemption Fee	2.00%[1]	2.00%[2]	2.00%[2]
Exchange Fee	None	None	None
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
Investment Advisory Fees	0.70%[3]	0.75%	0.75%
Administration Fees	0.70%[4]	None	None
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.02%	2.11%	2.11%
Total Annual Fund Operating Expenses	1.42%	2.86%	2.86%
Less Advisor’s Expense Limitation Agreement	(0.02)%[5]	(1.56)[6]	(1.56)[6]
Net Annual Fund Operating Expenses	1.40%	1.30%	1.30%

1 The TrendStar Fund charges a 2.00% redemption fee on all shares redeemed within seven (7) days of purchase, subject to certain limited exceptions.

2 The Scout Fund charges a 2.00% redemption fee on all shares redeemed within two (2) months of purchase, subject to certain limited exceptions.

3 The TrendStar Fund advisory fee is calculated at an annual rate of 0.70% of fund’s average daily net assets for the first $100 million and 0.60% on assets greater than $100 million. An administration fee, which is not reflected in Other Expenses, is calculated at an annual rate of 0.70% of the first $300 million of average daily net assets, 0.65% for the next $200 million and 0.60% on assets over $500 million. On a combined basis, therefore, the fund pays 1.40% on the first $100 million of average daily net assets, 1.35% on the next $200 million, and 1.30% on assets above $500 million.

4 The TrendStar Fund is subject to an administration services agreement with its investment advisor wherein, as described above, the Fund pays the advisor a fee at an annual rate of 0.70% of the first $300 million of average daily net assets, 0.65% for the next $200 million and 0.60% on assets over $500 million.

5 To assist the TrendStar Fund maintain certain targeted expense ratios, its investment advisor has voluntarily agreed to limit the fund’s total annual expense ration to not greater than 1.40%.

6 The investment advisor to the Scout Fund has entered into agreements to waive advisory fees and/or assume certain other expenses through October 31, 2011 with respect to the Scout Fund in order to limit Net Annual Fund Operating Expenses to no more than 1.30%. If total annual fund operating expenses would fall below the expense limit, the advisor may cause the fund's expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three-year period. For more information, please see the section titled "investment advisor" in the Scout Fund’s Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein.

Expense Examples:

     The following Expense Examples are intended to help you compare the cost of investing in the TrendStar Fund with the cost of investing in the Scout Fund. Each example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods. Each example also assumes that your investment has a 5% return each year. These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years
TrendStar Small-Cap Fund	$145	$449	$776	$1,702
UMB Scout TrendStar Small Cap Fund*	$132	$525	$1,170	$2,907
Pro Forma – UMB Scout TrendStar Small
Cap Fund after Reorganization*	$132	$525	$1,170	$2,907

* Please note that only the first 2 years and 4 months in the 3-year example for the UMB Scout TrendStar Small Cap Fund reflect the effect of the advisor's contractual agreement to limit overall fund expenses.

How do the Dividends, Distributions, Purchase, Redemption and Exchange Policies of the TrendStar Fund and Scout Fund Compare?

Dividends and Other Distributions

     The TrendStar Fund expects to declare and distribute its net investment income at least annually, and make distributions of its net realized capital gains generally once a year. The Scout Fund will pay substantially all of its net investment income semiannually and will pay any net realized capital gains annually. The Scout Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Scout Fund. For more information about dividends, distributions and the tax implications of investing in the Funds, please see the TrendStar Fund’s Prospectus, which is incorporated herein by reference, or the Scout Fund’s Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein.

Purchase, Redemption and Exchange Policies

     Shares of the TrendStar Fund and Scout Fund are offered at net asset value with no front-end or contingent deferred sales charge. The TrendStar Fund imposes a 2.00% redemption fee on all shares redeemed within seven (7) days of purchase, subject to certain limited exceptions. The Scout Fund imposes a 2.00% redemption fee on all shares redeemed within two (2) months of purchase, subject to certain limited exceptions.

     The following charts compare existing purchase, redemption and exchange policies of the TrendStar Fund and the Scout Fund, which are generally similar. For more detailed information about purchase, redemption and exchange policies of the Funds, see the TrendStar Fund’s Prospectus, which is incorporated herein by reference, or the Scout Fund’s Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein.

	TrendStar Small-Cap Fund		UMB Scout TrendStar Small Cap Fund

Minimum Initial	Regular Account	$2,000	Regular Account	$1,000
Investment	IRA	$100	IRA	$100
			Gifts to Minors	$250
			(UGMA/UTMA)

Minimum Subsequent	Regular Account	$100	Regular Account	$100
Investment	IRA	$100	IRA	$100
			Gift to Minors	$100
			(UGMA/UTMA)

Purchase, Exchange,	Directly by mail, telephone, on-line,		Directly by mail, telephone, on-line,
Redemption Methods	Automated Clearing House (“ACH”) or		Automated Clearing House (“ACH”) or wire
	wire and through authorized intermediaries.		and through authorized intermediaries.

Systematic/Automatic
Investment Plan or
Automatic	Yes		Yes
Withdrawal Plan

Involuntary	If account balance drops below $2,000 (30		If account balance drops below $1,000 due
Redemptions	days’ notice); this does not apply to IRA		to redemptions or exchanges (60 days’
	accounts		notice); this does not apply to IRA or
			UGMA/UTMA accounts

Exchange Minimum	$1,000		Investments in a different UMB Scout fund
			must meet its minimum investment
			requirements

Where can I find more financial information about the Funds?

     The TrendStar Fund’s Annual Report for the fiscal year ended September 30, 2008 and the TrendStar Fund’s Prospectus dated January 28, 2009 contain discussions of the TrendStar

Fund’s performance. The financial statements contained in such Annual Report are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus. These documents also available upon request. (See “MORE INFORMATION ABOUT THE FUNDS” below). The Scout Fund is newly organized and has not yet commenced operations and thus has not published an annual or semi-annual report.

REASONS FOR THE REORGANIZATION

     The TrendStar Board has approved the Plan, concluding that the Reorganization is in the best interests of the TrendStar Fund and its shareholders and that no dilution of value would result to the shareholders of the TrendStar Fund from the Reorganization. The TrendStar Board recommends that shareholders of the TrendStar Fund approve the Reorganization. The TrendStar Board’s approval of the Plan and the foregoing determinations was unanimous and included all of the Trustees who are deemed to be independent Trustees under the 1940 Act. The Scout Trust Board also unanimously concluded that the Reorganization is in the best interests of the Scout Fund.

     Background. At Board meetings held in March 2009, TrendStar informed the TrendStar Board that UMB Bank, n.a. (“UMB”), Scout Investment Advisors, Inc. (“SIA”), TrendStar and TrendStar’s owners had entered into an Asset Purchase Agreement ("APA") pursuant to which UMB and SIA intend to acquire TrendStar's investment advisory business and certain assets relating thereto, and assume certain specified liabilities relating to such assets. As relevant to the TrendStar mutual funds, under the APA, the parties intend that: (i) Tom Laming and James McBride join the SIA investment team; (ii) the TrendStar Fund be reorganized into the Scout Fund and SIA be investment advisor to, and sponsor of, the Scout Fund, and (iii) the TrendStar American Endeavor Fund be liquidated and cease operations. In consideration for the sale of its investment management business, TrendStar would be entitled, subject to certain terms and conditions, to a purchase price based on the assets of the TrendStar mutual funds and the net assets of other clients that agree to new advisory arrangements with UMB or SIA in connection with the TrendStar acquisition. The parties have agreed that the net asset values will be determined as of certain specified dates prior to closing. Additionally, as part of the acquisition, SIA or UMB shall hire Mr. Laming and Mr. McBride so that they could continue providing investment advisory services to the investment advisory business being sold. Both gentlemen will be subject to certain non-competition and non-solicitation covenants under both the APA and under certain other written agreements to be signed upon commencement of their employment. The closing of the transactions contemplated by the APA is scheduled for June 30, 2009, but is subject to the satisfaction of certain conditions precedent, including, without limitation, that the reorganization of the TrendStar Fund into the Scout Fund is approved by a majority of the outstanding voting securities of the TrendStar Fund.

     Board Considerations. At meetings of the TrendStar Board, TrendStar and SIA presented the Plan to the TrendStar Board for consideration and discussion and provided the TrendStar Board with data and analysis regarding the proposed Reorganization. The TrendStar Board requested and considered the information and a number of factors, including the following:

  The overall capabilities of the TrendStar investment team, the historical performance of the TrendStar Fund and the fact that the same portfolio management team that manages the TrendStar Fund will continue to manage the Scout Fund;
  The substantially identical investment objectives and principal investment strategies of the TrendStar Fund and the Scout Fund;
  The overall capabilities of SIA as an investment advisor and resources available to SIA and within the UMB Scout Funds group;
  The comparative fees and expense ratios of the TrendStar Fund and the Scout Fund and the impact of existing and proposed fee waivers and/or expense limitations on such expense ratios;
  The fact that the TrendStar Fund would not bear any costs of the Reorganization, including costs of legal advice, accounting, printing, mailing, proxy solicitation, and transfer taxes;
  The services provided by the Scout Fund’s other service providers, including the transfer agent, fund accountant and administrator and custodian;
  The success of the UMB Scout Funds in attracting assets and the potential for growth of the Scout Fund;
  The terms and conditions of the Plan and the anticipated tax-free nature of the Reorganization with respect to the TrendStar Fund and its shareholders;
  The potential benefits of the proposed Reorganization for the shareholders of the TrendStar Fund.

     The TrendStar Board considered that the Scout Fund is a newly organized investment company created for purpose of this Reorganization, which should allow for a relatively smooth transition for shareholders of the TrendStar Fund should the proposed Reorganization be approved.

     In determining to recommend approval of the Reorganization to shareholders, the TrendStar Board concluded that the advisory and non-advisory services to be provided to the Scout Fund would be cost effective and of a high quality. The Board also concluded that the fees and expenses of the Scout Fund and the impact of the expense limitation arrangement would benefit shareholders, and that shareholders should experience an effective decrease in net annual fund operating expenses as a result of the Reorganization. The Board also viewed favorably the anticipated tax-free nature of the proposed Reorganization. In general, the TrendStar Board was pleased that the shareholders would be able to continue to have their investment managed in a mutual fund context by the TrendStar investment team, while enjoying the added benefits associated with being part of the UMB Scout Funds, including exchange privileges and increased advisory resources.

     Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides a safe harbor for an investment advisor of a registered investment company (or any affiliated persons of the investment advisor) to receive any amount or benefit in connection with a sale of securities or other interest in the investment advisor, provided that two conditions are satisfied.

     First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in Section 15(f) of the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment advisor (or predecessor or successor advisor), or any “interested person” of the advisor (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment advisor or its predecessor (referred to as “Independent Trustees”).

     TrendStar and SIA believe there are no circumstances arising from the Reorganization that might result in the imposition of an “unfair burden” (as defined in Section 15(f) of the 1940 Act) on the TrendStar Fund. Moreover, SIA has agreed that, for two years after the consummation of the Reorganization, it will refrain from imposing any unfair burden on the TrendStar Fund, which includes refraining from proposing any increase in fees paid by the Scout Fund to SIA. At the present time, 80% of the UMB Scout Funds Board members are classified as Independent Trustees and the UMB Scout Funds expect to maintain a board structure so that at least 75% of the Board members are classified as Independent Trustees and would not seek to change it during the three-year period after the completion of the Reorganization.

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN

     This is only a summary of the Plan. You should read the actual Plan relating to the Reorganization, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?

     If the shareholders of the TrendStar Fund approve the Plan, the Reorganization will take place after the parties to the Plan satisfy various conditions.

     If the shareholders of the TrendStar Fund approve the Plan, the TrendStar Fund will deliver to the Scout Fund the Stated Assets and Liabilities on the Closing Date. In the exchange, the TrendStar Trust, on behalf of the TrendStar Fund, will receive the Scout Fund’s shares to be distributed pro rata to the TrendStar Fund’s shareholders. Each shareholder of the TrendStar

Fund will receive the number of full and fractional shares of the Scout Fund equal in value to the value of the shares of the TrendStar Fund. The value of the assets to be delivered to the Scout Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date. A business day is any day that the NYSE is open for business (“Business Day”). The Reorganization is scheduled to occur on June 30, 2009 or on a later date as the TrendStar Trust and UMB Scout Funds may agree.

     If the Reorganization is approved, the stock transfer books of the TrendStar Fund will be permanently closed as of the close of business of the NYSE on the Business Day before the Closing Date. The TrendStar Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Scout Fund.

     To the extent permitted by law, the Plan may be amended without shareholder approval at the discretion of the Boards. The respective Boards may also agree to terminate and abandon the Reorganization at any time before or after the approval of shareholders of the TrendStar Fund or may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.

     If the Transaction is approved, TrendStar Fund shareholders who do not wish to have their shares exchanged for shares of the Scout Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your shares prior to the Reorganization.

Who will pay the expenses of the Reorganization?

     The expenses resulting from the Scout Fund’s participation in the Reorganization, including solicitation of proxies, will be borne by SIA, regardless of whether the Reorganization is consummated.

What are the federal income tax consequences of the Reorganization?

     The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions made and representations to be made on behalf of the TrendStar Fund and the Scout Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion that, for federal income tax purposes:

     (i) The acquisition by the Scout Fund of all of the assets of the TrendStar Fund, as provided for in the Plan, in exchange for the Scout Fund shares to be issued pursuant to the Plan and the assumption by the Scout Fund of the liabilities of the TrendStar Fund, followed by the distribution by the TrendStar Fund to its shareholders of the Scout Fund shares in complete liquidation of the TrendStar Fund, should qualify as a reorganization within the meaning of Section

368(a)(1)(F) of the Code, and the TrendStar Fund and the Scout Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (ii) No gain or loss will be recognized by the TrendStar Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Scout Fund in exchange solely for the Scout Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

     (iii) No gain or loss will be recognized by the Scout Fund upon the receipt by it of all of the assets of the TrendStar Fund in exchange solely for voting shares of the Scout Fund and the assumption by the Scout Fund of the liabilities of the TrendStar Fund pursuant to Section 1032(a) of the Code;

     (iv) No gain or loss will be recognized by the TrendStar Fund upon the distribution of the Scout Fund shares to its shareholders in complete liquidation of the TrendStar Fund (in pursuance of the Plan) pursuant to Section 361(c)(1) of the Code;

     (v) The basis of the assets of the TrendStar Fund received by the Scout Fund will be the same as the basis of these assets to the TrendStar Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

     (vi) The holding period of the assets of the TrendStar Fund received by the Scout Fund will include the period during which such assets were held by the TrendStar Fund pursuant to Section 1223(2) of the Code;

     (vii) No gain or loss will be recognized by the shareholders of the TrendStar Fund upon the exchange of their TrendStar Fund shares for voting shares (including fractional shares to which they may be entitled) of the Scout Fund, pursuant to Section 354(a) of the Code;

     (viii) The basis of the Scout Fund shares received by the shareholders of the TrendStar Fund in accordance with the Plan (including fractional shares to which they may be entitled) will be the same as the basis of the TrendStar Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

     (ix) The holding period of the Scout Fund shares received by the shareholders of the TrendStar Fund in accordance with the Plan (including fractional shares to which they may be entitled) will include the holding period of the TrendStar Fund shares surrendered in exchange therefor, provided that the TrendStar Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code; and

     (x) The Scout Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”) the items of TrendStar Fund described in Section 381(c) of the

     Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Income Tax Regulations.

     Neither the TrendStar Trust nor UMB Scout Funds has sought a tax ruling from the IRS. The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position.

     Capital losses can generally be carried forward to each of the eight (8) years succeeding the loss year to offset future capital gains. The Scout Fund will inherit the tax attributes of the TrendStar Fund, including any available capital loss carryforwards, as of the Closing Date. In general, it is not expected that any such capital loss carryforwards will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization should either: (i) qualify as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.

     After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes. You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

     The Scout Fund was formed specifically to receive the TrendStar Fund’s portfolio securities in the Reorganization and to carry on as the successor to the TrendStar Fund, with the same investment strategies and virtually identical investment policies and with the same portfolio management team. Therefore, no change in portfolio composition will occur as a result of, or in connection with, the reorganization. Instead, the only portfolio changes will be those that occur in the normal course of the portfolio management process.

What should I know about shares of the Scout Fund?

     If the Reorganization is approved for the TrendStar Fund, full and fractional shares of the Scout Fund will be distributed to shareholders of the TrendStar Fund in accordance with the procedures described above. When issued, each share will be validly issued and fully paid and non-assessable and will have no pre-emptive or conversion rights. The shares of the Scout Fund will be recorded electronically in each shareholder’s account. The Scout Fund will then send a confirmation to each shareholder. As of the Closing Date, any outstanding certificates, if any, representing shares of the TrendStar Fund will be cancelled.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?

     The capitalization table that follows sets forth, as of March 31, 2009, the separate capitalizations of the TrendStar Fund and the Scout Fund, and the estimated capitalization of the Scout Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Scout Fund that would be exchanged for the shares of the TrendStar Fund if the Reorganization was consummated on March 31, 2009 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs. Each shareholder of the TrendStar Fund will receive the number of full and fractional shares of the Scout Fund equal in value to the value (as of the last Business Day prior to the Closing Date) of the shares of the TrendStar Fund. The Scout Fund is a new fund, without assets or liabilities, and is being created solely for the purpose of acquiring the assets and liabilities of the TrendStar Fund. The TrendStar Fund will be the accounting survivor for financial statement purposes.

			Pro Forma – UMB Scout
		UMB Scout TrendStar	TrendStar Small Cap Fund
	TrendStar Small-Cap	Small Cap Fund	after Transaction
	Fund (unaudited)*	(unaudited)	(estimated)

Net assets (millions)	$8,037,880	-	$8,037,880
Total shares outstanding	1,508,850	-	1,508,850
Net asset value per share	$5.33	-	$5.33

* As of March 31, 2009.

COMPARISON OF TRENDSTAR FUND AND SCOUT FUND

     This section describes other comparisons that can be made between the TrendStar Fund and the Scout Fund. The TrendStar Fund operates under a unified fee type structure where the TrendStar Fund pays TrendStar both an advisory fee and an administration fee. In exchange for the two fees, TrendStar serves as investment advisor and either provides or obtains and pays for essentially all other services required by the TrendStar Fund. The Scout Fund, on the other hand, will operate under an unbundled, rather than unified, fee structure. The Scout Fund will pay SIA an investment advisory fee and there will be no administration fee paid to SIA. Instead, the Scout Fund will pay its operational and administration expenses directly. This includes the costs of fund accounting, fund administration, transfer agency, and custody services, and the expenses of outside counsel, independent auditors, printing and SEC registration fees. See “Who Manages the Funds – Investment Advisory Fees” and “Who are the other service providers of the Funds? –Transfer Agency, Fund Accounting and Administration Services” below for more information.

Who Manages the Funds?

     The management of the business and affairs of the TrendStar Fund is the responsibility of the TrendStar Board and the management of the business and affairs of the Scout Fund is the responsibility of the Scout Board. The Boards and senior management select officers who are responsible for the day-to-day operations.

TrendStar Fund

     TrendStar, located at 7300 College Blvd., Suite 308, Overland Park, KS 66210, serves as investment advisor to the TrendStar Fund. TrendStar is a Delaware limited liability company doing business and registered with the SEC as an investment advisor.

Scout Fund

     SIA is the Scout Fund’s investment advisor. SIA is a wholly owned subsidiary of UMB, and was formed as a federally registered investment advisory subsidiary of UMB for the purpose of managing the UMB Scout Funds. SIA and UMB are each located at 1010 Grand Boulevard, Kansas City, Missouri 64106. SIA maintains an experienced portfolio management and investment analysis and research staff. As of March 31, 2009, assets under the management of UMB and SIA were approximately $9.1 billion.

     A discussion of the basis for the TrendStar Board’s approval of the TrendStar Fund’s investment advisory agreement is available in the TrendStar Fund’s annual report to shareholders for the fiscal year ended September 30, 2008. A discussion regarding the basis for the Scout Board’s approving the investment advisory agreement with SIA will become available in the Scout Fund’s first shareholder report after the Closing Date.

     In addition, Thomas W. Laming and James R. McBride, the portfolio managers for the TrendStar Fund, will continue to serve as portfolio managers for the Scout Fund. Mr. Laming and Mr. McBride will be joining SIA when the TrendStar Fund is reorganized into the Scout Fund. Mr. Laming is the lead portfolio manager of the TrendStar Fund and will hold the same title with the Scout Fund. Mr. Laming has served as President and Chief Investment Officer of TrendStar Advisors, LLC, a firm that he founded, since 2003. Mr. James R. McBride is the co-portfolio manager of the TrendStar Fund and will hold the same title with the Scout Fund. Mr. McBride has served as Vice-President of TrendStar Advisors, LLC since 2003. For more information about the investment advisors or the portfolio managers, see the TrendStar Fund’s Prospectus, which is incorporated herein by reference, or the Scout Fund’s Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein.

Investment Advisory Fees

     TrendStar is the current investment advisor to the TrendStar Fund. Upon the Closing Date, SIA will serve as investment advisor to the Scout Fund. TrendStar and SIA have entered into investment advisory agreements relating to the TrendStar Fund and the Scout Fund, respectively.

     The TrendStar Fund pays TrendStar an investment advisory fee calculated at an annual rate of 0.70% of the TrendStar Fund’s average daily net assets for the first $100 million and 0.60% on assets greater than $100 million. TrendStar has voluntarily agreed to limit the TrendStar Fund’s total annual expense ratio to not greater than 1.40%. TrendStar may recover amounts waived and/or reimbursed for a period of up to three years after the waiver/reimbursement. However, as a result of the Reorganization, TrendStar loses the ability to recover amounts previously waived and/or reimbursed.

     The Scout Fund pays SIA an investment advisory fee calculated at an annual rate of 0.75% of the Scout Fund’s average daily net assets. SIA has entered into agreements to waive advisory fees and/or assume certain other expenses through October 31, 2011 with respect to the Scout Fund in order to limit net annual fund operating expenses to no more than 1.30%. If total annual fund operating expenses would fall below the expense limit, SIA may cause the Scout Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three-year period.

     As a result of the Scout Fund’s waiving advisory fees and/or assuming certain other expenses, shareholders of the TrendStar Fund should experience an effective decrease in net annual fund operating expenses.

Who are the other service providers of the Funds?

Principal Underwriter

TrendStar Fund

     Unified Financial Securities, Inc., located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, serves as the TrendStar Fund’s principal underwriter. Unified Financial Securities, Inc., is a wholly owned subsidiary company of Unified Fund Services (“Unified”), which provides the TrendStar Fund with transfer agent, fund accountant, and fund administration services. For providing underwriting services to the TrendStar Fund, Unified Financial Securities, Inc. is not paid an annual fee; its services are provided as part of the overall package of services provided by Unified.

Scout Fund

     UMB Distribution Services, LLC acts as distributor for the Scout Fund and acts as exclusive agent for the Scout Fund in selling its shares to the public. UMB Distribution Services, LLC is an affiliate of the Scout Fund’s investment advisor, SIA. UMB Distribution Services, LLC is not obligated to sell any certain number of shares of the Scout Fund, and does not receive any fee or other compensation from the Scout Fund under its distribution agreement with the Scout Fund. UMB Distribution Services, LLC’s address is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

Transfer Agency, Fund Accounting and Administration Services.

TrendStar Fund

     Under the terms of an administration services agreement, TrendStar is responsible for providing, or arranging to provide, essentially all necessary operational services to the TrendStar Fund. For all services provided under the administration services agreement, the TrendStar Fund pays TrendStar a fee computed daily and paid monthly of a percentage of the TrendStar Fund’s net assets as follows: 0.70% of the first $300 million; 0.65% of the next $200 million; and 0.60% on average daily net assets above $500 million.

     The TrendStar Trust and TrendStar have entered into a service agreement with Unified, whereby Unified provides transfer agent, fund accounting, and fund administration services. For the services rendered on behalf of the TrendStar Trust, TrendStar pays Unified a fee monthly, based on the average daily net assets of the TrendStar Fund, as follows: 0.10% of the first $500 million; 0.075% of the next $500 million; and 0.04% on average daily net assets above $1 billion.

Scout Fund

     UMB Fund Services, Inc. (“UMBFS”) has agreed to provide administration and fund accounting services to the Scout Fund pursuant to an agreement between UMBFS and the UMB Scout Funds. UMBFS’s services include performing all functions related to calculating the Scout Fund’s net asset value and providing certain financial reporting services, regulatory compliance testing and other related accounting services. Under the administration and fund accounting agreement, the Scout Fund pays UMBFS a fee as a percentage of average daily net assets as follows: 0.10% for the first $250 million; 0.075% of the next $250 million; 0.05% of the next $250 million; and 0.03% on average daily net assets above $750 million. UMBFS is the parent of UMB Distribution Services, LLC, the Scout Fund’s distributor. UMBFS also is a direct subsidiary of UMB Financial Corporation, the parent company of UMB, the Scout Fund’s custodian. UMBFS’s address is 803 West Michigan Street, Milwaukee, Wisconsin 53233.

     In addition, under a transfer agency agreement between UMBFS and the UMB Scout Funds, UMBFS has agreed to provide transfer agency and dividend payment services to the Scout Fund. For these services, UMBFS is compensated on a per-fund, per-account and transactional basis, in addition to out-of-pocket expenses.

Custodial Services

TrendStar Fund

     Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, serves as the custodian for the TrendStar Fund. Huntington National Bank holds all securities and cash of the TrendStar Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the TrendStar Trust. For the services rendered, the Custodian receives a fee, paid monthly, based on the average net assets of the TrendStar Fund, as determined by valuations made as of the close of each business day of the month.

Scout Fund

     UMB is the custodian of the Scout Fund’s securities and other assets. UMB is located at 1010 Grand Boulevard, Kansas City, Missouri, 64106, and is the sole shareholder of SIA. For the custodial services, UMB receives a fee from the Scout Fund based on the value of the Scout Fund computed once a month.

Auditors

TrendStar Fund

     Cohen Fund Audit Services, Ltd., located at 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, serves as the independent registered public accounting firm to the TrendStar Fund.

Scout Fund

     Deloitte & Touche, LLP, located at 555 E Wells St # 1400, Milwaukee, WI 53202, serves as the independent registered public accounting firm to the Scout Fund.

COMPARISON OF THE FUNDS' CHARTER DOCUMENTS

     The TrendStar Fund is organized as a separate series of the TrendStar Trust. The Scout Fund is organized as a separate series of the UMB Scout Funds. Both the TrendStar Trust and UMB Scout Funds are organized as statutory trusts under Delaware law, and each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. The operations of each Fund is governed by its respective Agreement and Declaration of Trust, Bylaws, and applicable Delaware law. Each Fund must also adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. While substantially similar, the rights granted to shareholders of the Scout Fund do differ in some respects from those granted to shareholders of the TrendStar Fund.

     Each of the Funds, being a series of a Delaware statutory trust, has a board of trustees. The composition of the boards of trustees differs between the two funds, both in terms of membership and the number of independent trustees. Both Funds indemnify their respective trustees and officers against liabilities and expenses incurred in connection proceedings relating to their positions with the Funds, except if the officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

     Under Delaware law, shareholders of a statutory trust are generally afforded the same limitation on liability as their corporate counterparts. Neither Fund is required to hold an annual shareholder meeting. A special meeting of the TrendStar Fund may be called by its board of trustees or upon the written request of shareholders owning at least 25% of the shares entitled to vote; a special meeting of the Scout Fund may be called only by its board of trustees, the chairman of the board, or by the president. If a shareholder meeting is held, the Funds have substantially similar notice, quorum, and voting requirements. Both Funds typically require a majority vote of the shares present to decide any questions related to a particular matter, except a plurality shall elect a trustee.

MORE INFORMATION ABOUT THE FUNDS

Additional Information

     More information about the TrendStar Fund and the Scout Fund is included in: (i) the TrendStar Fund’s Prospectus dated January 28, 2009, as amended to date, which is incorporated by reference herein and considered a part of this Proxy Statement/Prospectus (previously filed with the SEC on EDGAR on January 28, 2009 and April 1, 2009, respectively; Accession Nos. 0001144204-09-003801 and 0001035449-09-000250, respectively); (ii) the SAI dated January 28, 2009, as amended to date, relating to the TrendStar Fund’s Prospectus, which is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus; (iii) the Scout Fund’s Prospectus dated May 19, 2009, which accompanies this Proxy Statement/Prospectus, incorporated by reference herein and considered a part of this Proxy Statement/Prospectus; (iv) the SAI dated May 19, 2009 relating to the Scout Fund’s Prospectus, which is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus; and (v) the SAI relating to this Proxy Statement/Prospectus dated May 19, 2009, which is incorporated by reference herein. You may request free copies of the TrendStar Fund’s Prospectus or SAI (including any supplement) by calling (888) 747-4872 or by writing via U.S. mail to TrendStar Investment Trust, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110 or by writing by overnight courier service to TrendStar Investment Trust, c/o Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204. You may request free copies of the Scout Fund’s Prospectus or SAI, or the SAI relating to this Proxy Statement/Prospectus, by calling (800) 996-2862, by e-mailing scoutfund@umb.com or umbscoutfunds.com, or by writing to UMB Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241.

     This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by UMB Scout Funds with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Scout Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

     Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549 and the following regional offices of the SEC: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036; Atlanta Regional Office, 3475 Lenox Road, NE., Suite 1000, Atlanta, Georgia 30326; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, Texas 76102; Philadelphia Regional Office, 701

Market Street, Suite 2000, Philadelphia, Pennsylvania 19106; Salt Lake City Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, Utah 84101; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the TrendStar Fund at the close of business on April 27, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. On that date, 1,656,695.352 shares of the TrendStar Fund were outstanding and entitled to be voted.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third (1/3) of the outstanding shares of the TrendStar Fund entitled to vote at the Special Meeting. If sufficient votes to approve the Proposal are not received by the date of the Special Meeting, the Special Meeting may be adjourned to permit further solicitations of proxies. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion. Any adjourned session may be held without the necessity of further notice. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     In tallying shareholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against approval.

     To assure the presence of a quorum at the Special Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

     The Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of: (i) 67% or more of the voting securities of the TrendStar Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the TrendStar Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the TrendStar Fund.

     If the shareholders of the TrendStar Fund approve the Plan, the effectiveness of such approval is conditioned upon the completion of the Reorganization.

     This Proxy Statement/Prospectus, Notice of Meeting, proxy card(s), and voting instruction forms were first mailed to shareholders on or about May 26, 2009.

How do I ensure my vote is accurately recorded?

     You may attend the Special Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Special Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Special Meeting or adjournment of the Special Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it at the Special Meeting.

May I revoke my proxy?

     Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the TrendStar Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received by the TrendStar Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

What other matters will be voted upon at the Special Meeting?

     The TrendStar Board does not intend to bring any matters before the Special Meeting with respect to the TrendStar Fund other than those described in this Proxy Statement/Prospectus. The TrendStar Board is not aware of any other matters to be brought before the Special Meeting with respect to the TrendStar Fund by others. If any other matter legally comes before the Special Meeting, proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Special Meeting by anyone other than the officers or directors may be voted only in person or by written proxy.

What other solicitations will be made?

     This proxy solicitation is being made by the TrendStar Board for use at the Special Meeting. In addition to solicitation by mail, solicitations also may be made by advertisement,

telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The TrendStar Board will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The TrendStar Board may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the TrendStar Trust, TrendStar, SIA or the administrator, without extra pay, may conduct additional solicitations by telephone, email and personal interviews. The TrendStar Trust has engaged The Altman Group to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of $12,000, including out of pocket expenses, which will be paid by SIA.

     As the Special Meeting date approaches, certain shareholders of the TrendStar Fund may receive a telephone call on behalf of TrendStar Fund if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited by The Altman Group, The Altman Group representative is required to ask each shareholder to state his or her full name. The representative then states the city, state and zip code on the account and asks the shareholder to confirm his or her identity by stating their street address. If the shareholder is a corporation or other entity, The Altman Group representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to The Altman Group, then The Altman Group representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although The Altman Group representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Altman Group will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter via USPS to confirm his or her vote and asking the shareholder to call The Altman Group immediately if his or her instructions are not correctly reflected in the confirmation.

Who will pay the expenses of the Proposal?

     The costs of the Reorganization, including the costs of soliciting proxies in connection with the Special Meeting, will be borne by SIA.

How do I submit a shareholder proposal?

     The TrendStar Fund is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2009 other than the Special Meeting. The Trustees will call a special meeting of shareholders of the TrendStar Fund or class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of the TrendStar Fund.

     Any TrendStar Fund shareholder who wishes to submit proposals to be considered at the Special Meeting of the TrendStar Fund’s shareholders should send such proposals to Secretary, TrendStar Small-Cap Fund, 7300 College Blvd. Suite 308, Overland Park, KS 66210, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the TrendStar Trust’s proxy statement or presented at the Special Meeting.

PRINCIPAL HOLDERS OF SHARES

     To the best knowledge of the TrendStar Trust, the following table sets forth the name, address and share ownership of each person known to the TrendStar Trust to have ownership with respect to 5% or more of the TrendStar Fund as of April 27, 2009. The type of ownership of each entry listed on the table is record ownership. The percentage of the Scout Fund that would be owned by the below named shareholders upon consummation of the Reorganization is not expected to change.

Name and Address	Amount of Shares	Percentage of
	Owned	Fund Owned
Charles Schwab & Co. Inc.	739,249.370	44.62%
Special Custody Acct FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104
Lane County 457 Deferred Comp Plan	158,141.119	9.55%
Lane County 457 Deferred Comp Trust TTEE
c/o Fascore, LLC
8515 E. Orchard RD 2T2
Greenwood Village, CO 80111
National Financial Services LLC	85,326.771	5.15%
For the exclusive benefit of our Customers
Attn: Mutual Fund Department 5th Floor
200 Liberty Street, One World Financial Center
New York, NY 10281

     As of April 27, 2009, the Scout Fund has not commenced operations and has no outstanding shares.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), made as of this [__] day of [________], 2009, by and between UMB Scout Funds (the “Acquiring Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1010 Grand Boulevard, Kansas City, MO 64106, on behalf of its series, UMB Scout TrendStar Small Cap Fund (“Acquiring Fund”) and TrendStar Investment Trust (the “TrendStar Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 7300 College Boulevard, Suite 308, Overland Park, KS 66210, on behalf of its series, The TrendStar Small-Cap Fund (“Acquired Fund”). (The Acquiring Trust, on behalf of the Acquiring Fund, and the TrendStar Trust, on behalf of the Acquired Fund, are hereinafter collectively referred to as the “parties”). TrendStar Advisors, LLC, a Delaware limited liability corporation (“TA”) and Scout Investment Advisors, Inc., a Missouri corporation (“SIA”) each join this Agreement solely for the purposes of Section 10.

PLAN OF REORGANIZATION

     The reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Trust on behalf of the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by the Acquiring Trust on behalf of the Acquiring Fund of all of the liabilities (as defined in Section 1 below) of the Acquired Fund; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund currently is a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities (as defined in Section 1 below) of the Acquired Fund.

AGREEMENT

     In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of the Acquired Fund

     (a) Upon satisfaction of the conditions precedent described in Section 9 hereof, the TrendStar Trust will convey, transfer and deliver to the Acquiring Trust on behalf of the Acquiring Fund, at the Closing, all of the then-existing assets of the Acquired Fund (the

“Assets”). In consideration thereof, the Acquiring Trust agrees at the Closing (i) that the Acquiring Fund shall assume and pay when due all obligations and liabilities (as reflected in the statement of assets and liabilities to be provided under Sections 4(e) and 7(f) of this Agreement) of the Acquired Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3 hereof), whether absolute, accrued, contingent or otherwise (but not including fees and expenses in connection with this Agreement to be paid by persons as provided in Section 10 hereof) (collectively, the “Liabilities”); and (ii) that the Acquiring Trust shall deliver to the TrendStar Trust, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Acquiring Fund equal in number to the number of full and fractional shares of beneficial interest, without par value, of the Acquired Fund outstanding at the time of calculation of the Acquired Fund’s net asset value (“NAV”) as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The Acquiring Trust shall distribute to the Acquired Fund’s shareholders the shares of the Acquiring Fund in accordance with this Agreement and the resolutions of the Board of Trustees of the Acquiring Trust (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

     (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Acquiring Trust will establish an open account of the Acquiring Fund for each shareholder of the Acquired Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Acquiring Fund equal to the number of full and fractional shares of beneficial interest which such shareholder holds in the Acquired Fund at the time of calculation of the Acquired Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the Acquired Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place. At the time of calculation of the Acquired Fund’s NAV on the Valuation Date, the NAV per share of the shares of the Acquiring Fund shall be deemed to be the same as the NAV per share of the shares of the Acquired Fund. On the Effective Date of the Reorganization, each certificate, if any, representing shares of the Acquired Fund will be deemed to represent the same number of shares of the Acquiring Fund. Simultaneously with the crediting of the shares of the Acquiring Fund to the shareholders of record of the Acquired Fund, the shares of the Acquired Fund held by such shareholders shall be cancelled.

     (c) Unless requested, no certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form. Upon request, each shareholder of the Acquired Fund will have the right to deliver the shareholder’s share certificates of the Acquired Fund, if any, to the Acquiring Trust in exchange for either (i) share certificates of the Acquiring Fund, or (ii) book entries establishing the shareholder’s ownership of shares, in either case, for shares of the Acquiring Fund equal to the number of shares of the Acquired Fund owned by such shareholder; provided that, a shareholder need not deliver such share certificates to the Acquiring Trust unless the shareholder so desires and shall irrespective of any delivery of such share certificates receive ownership of shares of the Acquiring Fund equal to the number of shares of the Acquired Fund owned by such shareholder. As soon as practicable following the Closing, the TrendStar Trust shall dissolve the Acquired Fund.

2. Valuation

     (a) The NAV of the Acquired Fund shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the TrendStar Trust’s currently effective prospectus and statement of additional information with respect to the Acquired Fund.

     (b) The NAV of a share of beneficial interest of the Acquired Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the TrendStar Trust’s currently effective prospectus and statement of additional information with respect to the Acquired Fund.

3. Closing and Valuation Date

     (a) The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Acquired Fund to the Acquiring Trust on behalf of the Acquiring Fund in exchange for the assumption and payment, when due, by the Acquiring Fund of the Liabilities of the Acquired Fund; and (ii) the issuance and delivery of the Acquiring Fund’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Acquired Fund at which this Agreement is considered and approved, the Closing shall occur on June 30, 2009 or such other date as the officers of the parties may mutually agree, and shall be effective on the next business day following the Valuation Date (“Effective Date of the Reorganization”). The Closing shall take place at the principal office of the Acquiring Trust, 1010 Grand Boulevard, Kansas City, MO 64106 at approximately [__:__] [_].m. Central Standard Time on the Valuation Date.

     (b) Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Trust or TrendStar Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable in the judgment of the Acquiring Trust and TrendStar Trust.

     (c) The TrendStar Trust shall provide, as of the Closing, for delivery of those Assets of the Acquired Fund to be transferred to the Custodian of the Acquiring Fund. Also, the TrendStar Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the shares of beneficial interest of the Acquired Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates, if any, and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief.

     (d) The Acquiring Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of the Acquiring Fund to be delivered at the Closing to said transfer agent registered in such manner as the TrendStar Trust may request, or provide evidence satisfactory to the TrendStar Trust in such manner as the TrendStar Trust may request that such shares of beneficial interest of the Acquiring Fund have been registered in an open account of the Acquiring Fund on the books of the Acquiring Trust.

4. Representations and Warranties by the TrendStar Trust

    The TrendStar Trust represents and warrants to the Acquiring Trust that:

     (a) The TrendStar Trust is a statutory business trust created under the laws of the State of Delaware on July 23, 2003 and is validly existing and in good standing under the laws of that State. The TrendStar Trust, of which the Acquired Fund is a series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Acquired Fund issued and outstanding have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital.

     (b) The TrendStar Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of the Acquired Fund. Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable, has full voting rights, and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.

     (c) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2008, audited by Cohen Fund Audit Services, Ltd., copies of which have been delivered to the Acquiring Trust, the Acquired Fund’s Semi-Annual Report to Shareholders for the period ended March 31, 2009, copies of which will have been furnished to the Acquiring Trust, and the unaudited financial statements for the TrendStar Trust for the most recent month ended prior to the Closing, copies of which will have been furnished to the Acquiring Trust, fairly present the financial position of the TrendStar Trust as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

     (d) The books and records of the TrendStar Trust and the Acquired Fund, including FIN 48 workpapers and supporting statements, made available to the Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the TrendStar Trust and the Acquired Fund.

     (e) The statement of assets and liabilities of the Acquired Fund to be furnished by the TrendStar Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the NAV of the Acquired Fund and each of the outstanding shares of beneficial interest of the Acquired Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) At the Closing, the TrendStar Trust will, on behalf of the Acquired Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (g) The TrendStar Trust has the necessary power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

     (h) The TrendStar Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

     (i) The TrendStar Trust, on its own behalf and on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Agreement and the Reorganization by the Board of Trustees of the TrendStar Trust and, with respect to the Acquired Fund, by the shareholders of the Acquired Fund. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement has been validly authorized, executed and delivered by the TrendStar Trust, on its own behalf and on behalf of the Acquired Fund, and this Agreement constitutes the legal, valid and binding obligation of the TrendStar Trust and the Acquired Fund, enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

     (j) Neither the TrendStar Trust nor the Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (k) Neither the TrendStar Trust nor the Acquired Fund has any unamortized or unpaid organizational fees or expenses.

     (l) The TrendStar Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and the consummation of the transactions contemplated by the Agreement will not cause the Acquired Fund to fail to be qualified as a RIC as of the Closing.

5. Representations and Warranties by the Acquiring Trust

    The Acquiring Trust represents and warrants to the TrendStar Trust that:

     (a) The Acquiring Trust is a statutory trust created under the laws of the State of Delaware on January 27, 2000 and is validly existing and in good standing under the laws of that State. The Acquiring Trust, of which the Acquiring Fund is a series, is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing.

     (b) The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund, if any, is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

     (c) At the Closing, shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are currently eligible for offering to the public, and there will be an unlimited number of shares of the Acquiring Fund registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

     (d) The Acquiring Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund as such businesses are then being conducted by the TrendStar Trust and the Acquired Fund.

     (e) The Acquiring Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

     (f) The Acquiring Trust, on its own behalf and on behalf of the Acquiring Funds, has, or will have at the time of Closing, full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, and this Agreement constitutes the legal, valid and binding obligation enforceable against the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

     (g) Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

    (h) The books and records of the Acquiring Trust and the Acquiring Fund, including FIN 48 workpapers and supporting statements, made available to the TrendStar Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Trust and the Acquiring Fund.

     (i) The Acquiring Fund is, and will be at the time of Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the assets and Liabilities of the Acquired Fund.

     (j) The Acquiring Trust has elected, or intends to elect, to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a RIC from and after the Closing.

6.	Representations and Warranties by the TrendStar Trust and the Acquiring Trust

     The TrendStar Trust and the Acquiring Trust each represents and warrants to the other, with respect to itself and each of the Acquired Fund or Acquiring Fund, respectively, that:

    (a) Except as discussed in its currently effective prospectus as of the Closing, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

     (c) It has duly and timely filed, on behalf of the Acquired Fund or the Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or Acquiring Fund. On behalf of the Acquired Fund and Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. To its knowledge, no return filed by it, on behalf of the Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund or Acquiring Fund, as appropriate.

     (d) All information provided to the TrendStar Trust by the Acquiring Trust, and by the TrendStar Trust to the Acquiring Trust, for inclusion in, or transmittal with, the Proxy Statement/Prospectus on Form N-14 with respect to this Agreement pursuant to which approval of the Reorganization by vote of the Acquired Fund’s shareholders will be sought, does not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (e) Except in the case of the TrendStar Trust with respect to the approval of the this Agreement and the Reorganization by vote of the Acquired Fund’s shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7. Covenants of the TrendStar Trust

     (a) The TrendStar Trust covenants to operate the business of the Acquired Fund as currently conducted between the date hereof and the Closing.

     (b) The TrendStar Trust undertakes that the TrendStar Trust and the Acquired Fund will not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the applicable Acquired Fund’s shareholders.

     (c) The TrendStar Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

    (d) The TrendStar Trust will at the Closing provide the Acquiring Trust with:

          (i) A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund;

          (ii) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation,

               (A) the name, address and taxpayer identification number of each shareholder of record,

               (B) the number of shares of beneficial interest held by each shareholder,

               (C) the dividend reinvestment elections applicable to each shareholder, and

               (D) the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder,

for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief; and

         (iii) All FIN 48 workpapers and supporting statements pertaining to the TrendStar Trust and Acquired Fund.

     (e) The Board of Trustees of the TrendStar Trust shall call, and the TrendStar Trust shall hold, a Special Meeting of Acquired Fund’s shareholders to consider and vote upon this Agreement (the “Special Meeting”) and TrendStar Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated therein. The Board of Trustees of the TrendStar Trust shall cause to be prepared, filed with the United States Securities and Exchange Commission (the “Commission”), and mailed to each shareholder of record of the Acquired Fund, a Proxy Statement/Prospectus on Form N-14 that complies in all material respects with the applicable provisions of the 1940 Act and the 1934 Act, and the respective rules and regulations thereunder.

     (f) The TrendStar Trust shall supply to the Acquiring Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section. In addition, the TrendStar Trust shall supply a schedule of portfolio investments as of the Valuation Date. The schedule of portfolio investments will present fairly the portfolio investments of the Acquired Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis. The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of TrendStar Trust as, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

8. Covenants of the Acquiring Trust

     (a) The Acquiring Trust covenants that the shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

     (b) The Acquiring Trust covenants (i) to establish and organize the Acquiring Fund so that it may conduct its business in substantially the same manner as the business of the Acquired Fund is currently conducted between the date hereof and the Closing or (ii) to the extent that the Acquiring Fund will not be managed in substantially the same manner as the Acquired Fund, to seek the approval of shareholders of the Acquired Fund for any changes that are proposed for the Acquiring Fund only if such changes require approval under the 1940 Act.

     (c) The Acquiring Trust covenants that by the Closing, the federal and other Tax returns and reports required by law to be filed by it and the Acquiring Fund, if any, on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) The Acquiring Trust will file with the Commission a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9. Conditions Precedent to be Fulfilled by the TrendStar Trust and the Acquiring Trust

     The respective obligations of the TrendStar Trust and the Acquiring Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

     (a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice-President and by the Secretary or equivalent officer of the party.

     (b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

     (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That this Agreement, the Reorganization and the transactions contemplated hereby for the Acquired Fund shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

     (e) That the Acquired Fund shall have declared a distribution or distributions prior to the Valuation Date, as applicable, that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

     (f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Acquired Fund and/or Acquiring Fund.

     (g) That prior to or at the Closing, the TrendStar Trust and the Acquiring Trust, on behalf of the Acquiring Fund, shall each receive an opinion from Stradley Ronon Stevens & Young, LLP (“Stradley”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by the Acquiring Trust and the TrendStar Trust in certificates delivered to Stradley, as to the Acquiring Fund and the Acquired Fund:

     (i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, in exchange for the Acquiring Fund shares to be issued pursuant to Section 1 hereof and the assumption by

Acquiring Fund of the Liabilities of Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, should qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (ii) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

     (iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund pursuant to Section 1032(a) of the Code;

     (iv) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares to its shareholders in complete liquidation of the Acquired Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code;

     (v) The basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of these assets to the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

     (vi) The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

     (vii) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund, pursuant to Section 354(a) of the Code;

     (viii) The basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

     (ix) The holding period of the Acquiring Fund shares received by the shareholders of the Acquired Fund in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code; and

     (x) The Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Income Tax Regulations.

     (h) That the Acquiring Trust shall have received an opinion in form and substance reasonably satisfactory to it from David Jones & Assoc., P.C., counsel to the TrendStar Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

     (i) The TrendStar Trust was formed as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on July 23, 2003, and is validly existing and in good standing under the laws of the State of Delaware;

     (ii) The TrendStar Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the TrendStar Trust and of the Acquired Fund; and assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act and the Amended and Restated Agreement and Declaration of Trust and By-Laws of the TrendStar Trust, and that all other outstanding shares of the Acquired Fund were issued, sold and paid for in accordance with the terms of the Acquired Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

     (iii) The TrendStar Trust is an open-end management investment company registered as such under the 1940 Act;

     (iv) Except as disclosed in the Acquired Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the TrendStar Trust, the unfavorable outcome of which would materially and adversely affect the TrendStar Trust or the Acquired Fund;

     (v) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the TrendStar Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

     (vi) Neither the execution, delivery nor performance of this Agreement by the TrendStar Trust violates any provision of its Amended and Restated Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the TrendStar Trust is a party or by which the TrendStar Trust is otherwise bound; and

     (vii) This Agreement has been validly authorized, executed and delivered by the TrendStar Trust and represents the legal, valid and binding obligation of the TrendStar Trust and is enforceable against the TrendStar Trust in accordance with its terms.

     In giving the opinions set forth above, David Jones & Assoc., P.C. may state that it is relying on certificates of the officers of the TrendStar Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the TrendStar Trust.

     (i) That the TrendStar Trust shall have received an opinion in form and substance reasonably satisfactory to it from Stradley, counsel to the Acquiring Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

          (i) The Acquiring Trust was formed as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on January 27, 2000, and is validly existing and in good standing under the laws of the State of Delaware;

          (ii) The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Trust and of the Acquiring Fund. Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Acquiring Trust’s Agreement and Declaration of Trust and By-Laws, and that all other shares of the Acquiring Fund will be issued, sold and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share will be validly issued, fully paid, non-assessable and will have full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, will be freely transferable;

          (iii) The Acquiring Trust is an open-end management investment company registered as such under the 1940 Act;

          (iv) Except as disclosed in each of the Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquiring Trust, the unfavorable outcome of which would materially and adversely affect the Acquiring Trust or the Acquiring Fund;

          (v) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid, will be non-assessable by the Acquiring Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

          (vi) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

          (vii) Neither the execution, delivery nor performance of this Agreement by the Acquiring Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Acquiring Trust is a party or by which the Acquiring Trust is otherwise bound; and

          (viii) This Agreement has been validly authorized, executed and delivered by the Acquiring Trust and represents the legal, valid and binding obligation of the Acquiring Trust and is enforceable against the Acquiring Trust in accordance with its terms.

     In giving the opinions set forth above, Stradley may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

     (j) That the Acquiring Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (k) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Acquiring Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the shares lawfully to be delivered to the shareholders of the Acquired Fund.

     (l) That at the Closing, the TrendStar Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets of the Acquired Fund and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

10. Fees and Expenses

The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, which fees and expenses shall include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation, transfer taxes, and any other stamp duty taxes, if any, shall be borne by SIA.

11. Termination; Waiver; Order

     (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing as follows:

          (1) by mutual consent of the TrendStar Trust and the Acquiring Trust;

          (2) by the Acquiring Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Acquiring Trust; or

          (3) by the TrendStar Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the TrendStar Trust.

     (b) If the transactions contemplated by this Agreement have not been consummated by [_______ __], 2009, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the TrendStar Trust and the Acquiring Trust.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the TrendStar Trust or the Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

     (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the TrendStar Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

     (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither the TrendStar Trust nor the Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the TrendStar Trust or the Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the TrendStar Trust or the Board of Trustees of the Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12. Liability of the Acquiring Trust and the TrendStar Trust

     (a) Each party acknowledges and agrees that all obligations of the Acquiring Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the TrendStar Trust nor the Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Trust, the trustees, officers, employees or agents of the Acquiring Trust, or any of them.

     (b) Each party acknowledges and agrees that all obligations of the TrendStar Trust under this Agreement are binding only with respect to the Acquired Fund; that any liability of the TrendStar Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series of the TrendStar Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquiring Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the TrendStar Trust, the trustees, officers, employees or agents of the TrendStar Trust, or any of them.

13. Cooperation and Exchange of Information

     The Acquiring Trust and the TrendStar Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any tax position. Each party or their respective agents will retain for a period of six

(6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

14. Entire Agreement and Amendments

     This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

15. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16. Notices

     Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

The TrendStar Trust:

TrendStar Investment Trust
7300 College Boulevard, Suite 308
Overland Park, KS 66210
Attention: General Counsel

With a copy (which shall not constitute notice) to:

David Jones & Assoc., P.C.
395 Sawdust Road, # 2148
The Woodlands, TX 77380
Attention: David D. Jones, Esquire

To the Acquiring Trust:

UMB Scout Funds
1010 Grand Boulevard
Kansas City, MO 64106

With a copy (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP
2005 Market Street, 26th Floor
Philadelphia, PA 19103
Attention: Michael P. O’Hare, Esquire

17. Governing Law

     This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

18. Effect of Facsimile Signature

     A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19. Publicity.

     Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20. Confidentiality.

     (a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

     (b) In the event of a termination of this Agreement, the parties agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21. Headings.

     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the TrendStar Trust and the Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

TrendStar Investment Trust, on behalf of
the Acquired Fund

By:_____________________________

Name:___________________________

Title:_____________________________

UMB Scout Funds, on behalf of the
Acquiring Fund

By:_____________________________

Name:___________________________

Title:_____________________________

Solely for purposes of Section 10

TrendStar Advisors, LLC

By:_____________________________

Name:___________________________

Title:____________________________

Solely for purposes of Section 10

Scout Investment Advisors, Inc.

By:_____________________________

Name:___________________________

Title:_____________________________

EXHIBIT B
TRENDSTAR	PROXY
FUNDS
TrendStar Small-Cap Fund
(a series of TrendStar Investment Trust)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2009

The undersigned, revoking previous proxies, hereby appoint(s) Thomas W. Laming, James R. McBride and Kyle R. Bubeck or any one of them, attorneys, with full power of substitution, to vote all shares of TrendStar Small-Cap Fund (the “Fund”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at UMB Bank, N.A., 1010 Grand Boulevard, 3rd Floor, Conference Room 5, Kansas City, Missouri, 64108, on June 26, 2009, at 9:00 a.m., Central time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Proxy Statement/Prospectus as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF TRENDSTAR SMALL-CAP FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

                              You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

__________________________	___________
Signature(s) and Title(s), if applicable	Date
___________________________	___________
Signature(s) and Title(s), if applicable	Date

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                                                                FOLD HERE

THERE ARE THREE WAYS TO VOTE YOUR PROXY. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

Internet	Log on to www.proxyonline.com. Make sure to have this proxy card	CONTROL
	available when you plan to vote your shares. You will need the control	NUMBER:
number found in the box at the right at the time you execute your vote.

Touchtone	Simply dial toll-free 1-866-628-8859 and follow the automated
Phone:	instructions. Please have this proxy card available at the time of the call.

Mail:	Read the Combined Proxy Statement/Prospectus and have this card at hand, check the appropriate boxes on the reverse side of the card, sign and date proxy card, return promptly in the enclosed envelope.
TAGID:		CUSIP:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X
PLEASE DO NOT USE FINE POINT PENS.

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE. ☒

IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF TRENDSTAR SMALL-CAP FUND.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) which provides	☐	☐	☐
for: (a) the transfer of the assets and stated liabilities of the TrendStar Small-Cap
Fund to the UMB Scout TrendStar Small Cap Fund (the “Scout Fund”) series of
UMB Scout Funds, in exchange for shares of the Scout Fund and (b) the distribution of the Scout Fund shares pro rata by the TrendStar Small-Cap Fund to its shareholders, in complete liquidation of the TrendStar Small-Cap Fund.

YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

MARK, SIGN AND DATE YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE POSTAGE-PAID ENVELOPE WE’VE PROVIDED OR RETURN IT TO THE ALTMAN GROUP, 1200 WALL STREET WEST, LYNDHURST, NJ 07071, ATTN: TABULATION DEPARTMENT

NOTE: IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

TAGID:                                                                                                SCANNER BAR CODE                                                                             CUSIP:

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Part B

UMB Scout Funds
for the
UMB Scout TrendStar Small Cap Fund

Statement of Additional Information
May 19, 2009

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:

TrendStar Small-Cap Fund,	UMB Scout TrendStar Small Cap Fund,
a series of TrendStar Investment Trust	a series of UMB Scout Funds

     This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated May 19, 2009 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the TrendStar Small-Cap Fund that will be held on June 26, 2009. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling UMB Scout Funds toll free at (800) 996-2862.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

Table of Contents
Page
General Information	2
Incorporation by Reference	2
Pro Forma Financial Statements	2

1

General Information

     This SAI and the Proxy Statement/Prospectus are related to the acquisition of all of the assets of the TrendStar Small-Cap Fund (the “TrendStar Fund”) series of TrendStar Investment Trust by the UMB Scout TrendStar Small Cap Fund (the “Scout Fund”) series of UMB Scout Funds and the assumption by the Scout Fund of the stated liabilities of the TrendStar Fund. Such assets are proposed to be exchanged for shares of the Scout Fund having an aggregate value equal to the net asset value of the TrendStar Fund’s shares on the Closing Date. On the Closing Date, the TrendStar Fund will distribute the Scout Fund shares to each of its shareholders in an amount equal in value to the shareholder’s TrendStar Fund shares as of the last business day prior to the Closing Date in complete liquidation of the TrendStar Fund (collectively, the “Reorganization”).

Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

1.	Statement of Additional Information dated January 28, 2009 (as amended April 1, 2009) with respect to the TrendStar Fund (previously filed on EDGAR on January 28, 2009 and April 1, 2009, respectively; Accession Nos. 0001144204-09-003801 and 0001035449-09-000250, respectively).
2.	The audited financial statements and related report of the independent public accounting firm included in TrendStar Investment Trust Annual Report to Shareholders for the fiscal year ended September 30, 2008, with respect to the TrendStar Fund (previously filed on EDGAR on December 8, 2008, Accession No. 0001035449-08-000650). No other parts of the Annual Report are incorporated herein by reference.
3.	Statement of Additional Information dated May 19, 2009 with respect to the Scout Fund (previously filed on EDGAR on June 4, 2009, Accession No. 0001450789-09-000103).

Pro Forma Financial Statements

     Pro forma financial information has not been prepared for the reorganization of the TrendStar Fund into the Scout Fund because the TrendStar Fund will be reorganized into the Scout Fund, which is a newly organized series of UMB Scout Funds with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the TrendStar Fund.

2